UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 25, 2004

WORLDQUEST NETWORKS, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation or organization)	0-27751 (Commission file number)	75-2838415 (I.R.S. employer identification number)

14911 QUORUM DRIVE, SUITE 140 DALLAS, TEXAS (Address of principal executive offices)	75254 (Zip code)

Registrant’s telephone number, including area code: (972) 361-1980

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit referenced below and the information set forth therein is deemed to be furnished pursuant to Item 9 and Item 12 hereof and shall not be deemed “filed” under the Securities Exchange Act of 1934.

(c)	Exhibits

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press release dated March 25, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On March 25, 2004, WorldQuest Networks, Inc. (the “Company”) issued a press release announcing its financial results for the year ended December 31, 2003 and providing an overview of the previously announced merger agreement with Ntera Holdings, Inc. A copy of such press release and the information set forth therein are deemed to be furnished and shall not be deemed “filed” under the Securities Exchange Act of 1934.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDQUEST NETWORKS, INC.
Date: March 25, 2004	By:	/s/ Victor E. Grijalva
Victor E. Grijalva
Vice President, Chief Financial Officer, Secretary and Treasurer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press release dated March 25, 2004

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